Courageous Innovation November 2022 NASDAQ: OCGN

Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are based on the beliefs and assumptions of Ocugen, Inc. and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward- looking statements. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Forward- looking statements that we make in this presentation are based on a combination of facts and factors currently known to us and speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

We’re Here to Make an Impact Through Courageous Innovation 3 Mission: Developing cutting-edge innovations for people facing serious disease and conditions with a commitment to ensuring global market access Pioneering modifier gene therapy for inherited retinal diseases, as well as larger blindness diseases with unmet need Innovating a novel biologic to treat eye diseases that can lead to vision loss for millions of people Developing vaccines to provide choice in the fight against COVID-19 Pursuing Regenerative Cell Therapy to treat serious conditions like articular cartilage lesions

Pipeline Overview

	Asset/Program	Indication	Current Status
Vaccines	COVAXIN™ (BBV152) SARS-CoV-2 virus	COVID-19	• EUA for adults in Mexico; EUA for 5 to 18-year-olds submitted • Recruitment completed for U.S. Phase 2/3 Immuno-bridging and broadening clinical trial
	OCU500 Mucosal vaccine	COVID-19	• License secured from Washington University • Phase 1/2 pending FDA discussions
Cell therapies (Regenerative Medicine)	NeoCart® (Autologous chondrocyte-derived neocartilage)	Treatment of Articular Cartilage Defects in the Knee	U.S. Regenerative Medicine Advanced Therapy (RMAT) designation; Phase 3 clinical trial under development and subject to finalization with FDA
Gene therapies	OCU400 ** AAV-hNR2E3	Gene mutation-associated retinal degeneration*	
		NR2E3 Mutation (RP)	Phase 1/2
		RHO Mutation (RP)	Phase 1/2
		CEP290 Mutation (LCA)	Phase 1/2
	OCU410 AAV-hRORA	Dry Age-Related Macular Degeneration (Dry AMD)*	IND planned for Q2 2023
	OCU410ST AAV-hRORA	Stargardt disease (orphan disease)	IND planned for Q2 2023
Biologicals	OCU200 Transferrin – Tumstatin	Diabetic Macular Edema	IND planned for Q1 2023
		Diabetic Retinopathy	IND-enabling
		Wet Age-Related Macular Degeneration (Wet AMD)	IND-enabling

**No approved therapies exist*
https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment | https://www.aao.org/eye-health/diseases/amd-treatment

***ORPHAN DRUG DESIGNATION in the US; Broad ORPHAN MEDICINAL PRODUCT DESIGNATION by the EC for the treatment of retinitis pigmentosa (RP) and Leber congenital amaurosis (LCA)*

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5 COVAXIN™ (BBV152) A whole-virion inactivated COVID-19 vaccine candidate licensed from Bharat Biotech (BBIL) for North American Markets

Why COVAXIN™ (BBV152)?

Designed to augment our North American arsenal of vaccines against COVID-19

DESIGNED FOR BROAD SPECTRUM IMMUNE RESPONSE

- Adult and pediatric phase 2/3 data suggest both humoral & cellular responses generated against multiple viral proteins
- Data support that the vaccine induces a Th1 response (cell-mediated immunity) which can be vital for durable protection

RESULTS SHOW PREVENTION OF SEVERE COVID-19 DISEASE

- Phase 3 data suggest prevention of hospitalizations caused by COVID-19
- Booster dose provides robust neutralizing antibody responses against Omicron and Delta variants


COVAXIN

Image for illustrative purposes only

KNOWN SAFETY PROFILE USING VERO CELL PLATFORM

- Data demonstrate strong safety profile within adult and pediatric populations
- Similar technology platform used to produce Polio, Influenza and Rabies vaccines

TRANSPORTATION AND STORAGE EASE

- 10 dose vial that can be stored and shipped at 2°- 8° C with an expected 2-year shelf life and 6-month stability at room temperature


Membrane
Spikes
Nucleocapsid protein
Envelope

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7 COVAXIN™ (BBV152) Adult and Pediatric Clinical Trial Data Phase 3 Clinical Trial n = 25,798 • Nov 2020 - Jan 2021 across 25 sites • Two doses, 28 days apart Phase 2/3 Clinical Trial in Children (2-18 years) • Observed GMTR = 1.32 (0.92, 1.90 [CI 95%]) n = 526 • May 2021 - Jul 2021 across 6 sites • Two doses, 28 days apart Source: Ella, Reddy, Blackwelder, Potdar, Yadav, Sarangi et al. (2021) Efficacy, safety, and lot-to-lot immunogenicity of an inactivated SARS-CoV-2 vaccine (BBV152): interim results of a randomised, double-blind, controlled, phase 3 trial; The Lancet. https://doi.org/10.1016/S0140-6736(21)02000-6 Source: Vadrevu K, Reddy S, Jogdand H, et al. (2022) Immunogenicity and reactogencity of an inactivated SARS-CoV-2 vaccine (BBV152) in children aged 2 - 18 years: interim data from an open-label, non-randomised, age de- escalation phase 2/3 study; The Lancet. https://doi.org/10.1016/S1473-3099(22)00307-3 Efficacy vs Severe Disease93.4% Serious Adverse Events Less than 0.5% Adverse Events COVAXIN™ and Placebo Arms 12.4% Seroconversion to Wild-Type Neutralizing 92% Seroconversion to S1 IgG, RBD IgG, NP IgG *median 92%* 0% SAEs defined as: hospitalizations, myocarditis, pericarditis, GBS, thrombosis, anaphylactic reactions

Pathway for COVAXIN™ (BBV152) development

NCT: 05258669

Phase 2/3 Trial

A Phase 2/3, Observer-Blind, Immuno-bridging, and Broadening Study of a Whole, Inactivated Severe Acute Respiratory Syndrome Coronavirus (SARS-CoV-2) Vaccine (BBV152) in Healthy Adults

Study Type:	Interventional (Clinical Trial)
Estimated Enrollment:	400 participants
Allocation:	Randomized
Intervention Model:	Parallel assignment
Intervention Model Description:	1:1 randomization ratio
Primary Purpose:	Prevention



Immuno-bridging and broadening
Top line results
Safety
BLA Submission Window

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9 OCU500 Ocugen’s COVID-19 Mucosal Vaccine Exclusive license agreement with Washington University to develop, manufacture and commercialize its proprietary vaccine in the United States, Europe, and Japan

OCU500: Mucosal Vaccine • Potential to generate rapid local immunity in the nose, mouth, upper airways, and lungs -where SARS- CoV-2 enters and infects the body • Generates neutralizing IgG, mucosal IgA, and T cell responses to help reduce transmission rate • Mucosal immunity has been demonstrated as a potential way to prevent infection and spread, thus limiting the origin of new variants • This approach represents a potential universal booster, regardless of previous COVID-19 vaccination 10 Other features include: • Non-invasive • Needle-free administration • Potential for increased compliance • Scalable manufacturing • Stored and shipped at standard refrigerated conditions • Potential to develop multi-strain and variant specific versions

11 MODIFIER GENE THERAPY PLATFORM Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions

Modifier Gene Therapy: A Broader Reach

Gene modifier therapy can potentially **address multiple genetic defects with a single product.**

In patients with IRDs, this could mean:


MODIFIER GENE M
GENE M
cell
GENE X
Cell with mutated/ nonfunctioning gene(s) other than modifier gene cell
GENE M
GENE X
NR2E3 Delivery
"Molecular reset" of health & survival gene networks
cell
Cell with normal function
Restored retinal cell homeostasis
Unrescued
Rescued
ONL
ONL/photoreceptor survival
Improved visual outcomes and quality of life

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13 Proof of Principle: Published in Nature Gene Therapy OCU400 NR2E3 Mutation-Associated Retinal Disease CEP290 Mutation-Associated Retinal Disease ONE Disease GENE X GNE X https://www.nature.com/articles/s41434-020-0134-z Important milestone for development of therapy; demonstrated proof of principle Protection elicited in multiple animal models of degeneration caused by different mutations Potential to represent first broad-spectrum g e agnostic therapy and provide rescue even after disease onset Efficacy results shown in five unique mouse models of RP Technology developed at Harvard Medical School, Dr. Neena Haider’s Lab Study suggests potency of modifier gene therapy to elicit broad- spectrum therapeutic benefits in early and advanced stages of RP Results suggest evidence of vision rescue in early & advanced stages of disease

14 OCU400 Phase 1/2 U.S. Clinical Trial Progress OCU400 PHASE 1/2 Study to Assess the Safety and Efficacy of OCU400 for Retinitis Pigmentosa Associated with NR2E3 and RHO Mutations and Leber Congenital Amaurosis with Mutations(s) in CEP290 Gene NCT: 05203939 Study Type: Interventional (Clinical Trial) Estimated Enrollment: 21 participants* Clinical Trial Sites: Seven Allocation: Non-randomized Intervention Model: Sequential assignment Masking: None (Open Label) Primary Endpoint: Observational endpoint Safety Efficacy (structural, functional, BCVA, mobility) Dosing: Escalation study involving low, medium, high doses Cohort 1 Cohort 2 Cohort 3 Low dose First dose March 2022 No serious adverse events reported Medium dose First dose August 2022 No serious adverse events reported High dose First dose October 2022 Completed Completed In progress

15 OCU400 Expected Pathway to Clinical Development & Potential Approval RP LCA Proposed Indication RP & LCA * *Will initiate enrollment in Q4 2022

16 Age-related Macular Degeneration(AMD) Stargardt Disease (STGD) Acquired Age-related Inherited Macular Degeneration  AMD starts as a “dry,” non- neovascular form  Progresses to geographic atrophy  Most prevalent (≈90%) form  Can progress to a more rapid “wet,” neovascular form Wet AMD may cause vascular leakage, hemorrhage, and fibrovascular growth  Stargardt Disease (STGD1)* • Dysfunction of ABCA4, • >1,200 ABCA4 variants are associated with STGD • Important for detoxifying oxidized retinol compounds in visual cycle *Stargardt disease affects approximately 35,000 Americans and approximately 800,000 people globally.

17 ABCA4 RORA CD59 Inflammatory response RORA regulated gene networks are relevant in AMD and Stargardt disease RORA Regulated Gene Networks are Relevant in AMD & Stargardt Disease

OCU410 Restores Cd59 Expression in Abca4-/- mice

- ABCA4 transports oxidized retinol compounds from photoreceptors to RPE cells for detoxification
- Gene variants of ABCA4 are associated with both Stargardt disease and AMD. *ABCA4-/-* mice show very low CD59 expression in their retinas
- OCU410 CD59 expression in the RPE cells
- CD59 prevents the formation of the complement membrane attack complex (MAC)


3 months
6 months
Control B6
Untreated
OCU410-
Treated
Abca -/- mice
ONL
IS/OS
ONL
IS/OS
ONL
IS/OS
Immunohistochemistry of retina showing CD59 and DAPI

CD59 prevents the formation of the complement membrane attack complex


C5b
C6
C8
C7
C9
C9
CD59
C5b678

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19 OCU410: Restoring Retinal Function in ABCA4 -/- Mice

20 OCU200 Novel biologic for treating Diabetic Macular Edema (DME), Diabetic Retinopathy (DR) and Wet Age-Related Macular Degeneration (Wet AMD)

OCU200 Potential to Treat DME, DR & Wet AMD

OCU200 Provides hope to ALL patients with DME, DR, or Wet AMD

DME	DR	Wet AMD
~0.7m	~7.7m	~1.1m
patients in the U.S.*	patients in the U.S.*	patients in the U.S.*

~50% of Patients DO NOT Respond to Anti-VEGF/Corticosteroids Therapies

- OCU200 is a Transferrin-Tumstatin Fusion Protein
  - Tumstatin: Multiple Mechanisms of Action (MOAs) for treatment and prevention of macular edema and neovascularization
  - Transferrin: Targets the site of action and improves uptake (better target engagement)
- Integrin Targeting provides hope to these patients who are non-responders to current therapies
- Distinct MOA through targeting Integrin pathways can potentially also help reduce number of injections for patients who do respond to Anti-VEGF & corticosteroids therapies
- We are executing IND-enabling studies and plan to submit an IND application in the first quarter of 2023

* https://www.gene.com/stories/retinal-diseases-fact-sheet
https://www.brightfocus.org/macular/article/age-related-macular-facts-figures

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22 NeoCart® (Autologous chondrocyte-derived neocartilage)

NeoCart® Regenerative Cell Therapy

Knee injury increases risk of developing OA by more than 5x
*1MM+ annual arthroscopic procedures of the knee**

Attributes:

- Designated by FDA as "Regenerative Medicine Advanced Therapy"
- Combines breakthroughs in bio-engineering and cell processing to enhance the autologous cartilage repair process
- Merges a patient's own cells with a fortified 3-D scaffold designed to accelerate healing and reduce pain
- **Patients receive functional cartilage at the time of treatment**



Follow-up Arthroscopy Demonstrates NeoCart® Progression and Integration**


Initial Lesion
Time Zero Implantation
8 Weeks
6 Months

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**The Journal of Bone & Joint Surgery: June 1, 2011 - Volume 93 - Issue 11 - p 994-1000*
***Phase 3 patient follow-up arthroscopies unrelated to NeoCart implant.*

24 Ocugen™ Vision Fully integrated, patient-centric biotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through Courageous Innovation

November 2022 NASDAQ: OCGN